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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) October 28, 1996

                        Transworld Home HealthCare, Inc.
             ______________________________________________________
             (Exact name of Registrant as specified in its charter)


                                    New York
                 ______________________________________________
                 (State or other jurisdiction of incorporation)



        1-11570                                          13-3098275
________________________                    ____________________________________
(Commission File Number)                    (I.R.S. Employer Identification No.)


 11 Skyline Drive, Hawthorne, New York                                   10532
________________________________________________________________________________
(Address of principal executive offices)                              (Zip Code)

        Registrant's telephone number, including area code (914) 345-8880


                                 Not Applicable
       __________________________________________________________________
         (Former name or former address, if changed since last report.)
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

(a) On October 28, 1996, Respiflow, Inc. ("Respiflow"), a wholly owned subsidiary of Transworld Home HealthCare Inc. (the "Company") acquired certain of the assets and liabilities of Health Meds, Inc., a Florida corporation ("Health Meds"). Health Meds operates a respiratory mail order pharmacy in Florida. The aggregate consideration paid in connection with the acquisition was $1,400,000 of which $480,000 was placed into escrow. Thirty thousand dollars of the escrowed funds are to be released after 180 days, depending upon collection of certain account receivables outstanding as of the closing date and $450,000 of the escrowed funds are to be released depending upon satisfaction of certain post closing conditions. The purchase price was paid through funds on hand and available under the Company's senior secured revolving credit facility. Health Med's principal stockholder, O.W. Edwards, also entered into a three year employment agreement with Respiflow as a sales representative which includes a base salary and an incentive payment.

(b) On November 1, 1996, The PromptCare Companies, Inc., a wholly-owned subsidiary of the Company completed the acquisition of certain of the assets and liabilities of U.S. HomeCare Infusion Therapy Services Corporation of New Jersey ("USNJ"), a subsidiary of U.S. HomeCare Corporation. USNJ provides infusion therapy products, skilled nursing and other related services to patients in their homes in the New York metropolitan area. The aggregate consideration paid in connection with such acquisition was $2,000,000, subject to adjustment as provided in the purchase agreement. The purchase price was paid through funds available under the Company's senior secured revolving credit facility.




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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements of Business Acquired.

                  Audited Financial Statements are currently unavailable. However, it is anticipated that pursuant to revisions to Rule 3-05 of Regulation S-X which become effective on November 18, 1996, no financial statements will be required to be filed by the Company in connection with the acquisitions referred to above in Item 2.

         (b)      Pro Forma Financial Information.

                  It is anticipated that pursuant to revisions to Rule 3-05 of Regulation S-X which become effective on November 18, 1996, no pro forma financial information will be required to be filed by the Company in connection with the acquisitions referred to above in Item 2.

         (c)      Exhibits


                  A. Asset Purchase Agreement between Respiflow, Inc., Health Meds, Inc., O.W. Edwards and Rick Hedrick, dated as of October 14, 1996.

                  B. Asset Purchase Agreement between Transworld Acquisition Corp., the Company, U.S. HomeCare Infusion Therapy Services Corporation of New Jersey and U.S. HomeCare Corporation, dated as of October 31, 1996.


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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Transworld Home HealthCare, Inc.
                                            --------------------------------
                                                      (Registrant)


Date:  November 12, 1996                     By: /s/ WAYNE A. PALLADINO
                                               ------------------------------
                                               Wayne A. Palladino
                                               Senior Vice President and
                                               Chief Financial Officer



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EXhibit No.                Description


  99.A Asset Purchase Agreement between Respiflow, Inc., Health Meds, Inc., O.W. Edwards and Rick Hedrick, dated as of October 14, 1996.

  99.B Asset Purchase Agreement between Transworld Acquisition Corp., the Company, U.S. HomeCare Infusion Therapy Services Corporation of New Jersey and U.S. HomeCare Corporation, dated as of October 31, 1996.